UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Macy’s, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!

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V1.1

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Control #

D74936-P69077-Z82029

MACY’S, INC.

151 WEST 34TH STREET

NEW YORK, NY 10001

MACY’S, INC.

2022 Annual Meeting

Vote by May 19, 2022

11:59 PM ET

You invested in MACY’S, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 20, 2022.

Get informed before you vote

View the Annual Report on Form 10-K and Notice and Proxy Statement online OR you can receive a free paper copy of voting material(s) by requesting prior to May 6, 2022. If you would like to request a copy of the voting material(s), you may (1) visit

www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote Virtually at the Meeting*

May 20, 2022

11:00 a.m. Eastern Time

Virtually at:

www.virtualshareholdermeeting.com/M2022

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of 13 directors to the Macy's, Inc. Board of Directors named in, and for the term, described in the Proxy Statement	
1a. Francis S. Blake	For
1b. Torrence N. Boone	For
1c. Ashley Buchanan	For
1d. John A. Bryant	For
1e. Marie Chandoha	For
1f. Deirdre P. Connelly	For
1g. Jeff Gennette	For
1h. Jill Granoff	For
1i. Leslie D. Hale	For
1j. William H. Lenehan	For
1k. Sara Levinson	For
1l. Paul C. Varga	For
1m. Tracey Zhen	For
2. Ratification of the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending January 28, 2023.	For
3. Advisory vote to approve named executive officer compensation.	For
4. Approval of Macy's, Inc. Employee Stock Purchase Plan.	For

NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.

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D74937-P69077-Z82029